Exhibit 23.1
                                  ------------

              Independent Registered Public Accounting Firm Consent


We consent to the incorporation by reference in Registration Statement Nos. 33-16279, 333- 52475 and 333-52477 of Escalade, Incorporated (Company) on Form S-8 of our report dated February 18, 2005 on the consolidated financial statements of the Company appearing in the Company's Annual Report on Form 10-K for the year ended December 25, 2004.


/s/ BKD, LLP
--------------------------
BKD, LLP
Evansville, Indiana
March 4, 2005

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